                                                    [DEN NORSKE BANK LETTERHEAD]
                                                    FINANSSENTER
Vie de France Norway AS                             Langgt. 1
Borenhaugen 1                                       Postboks 525, Krossen

4066 Stavanger                                      4301  Sandnes

Att:  Haakon Lunde


Our ref.:  brvdfntj.10s                              Sandnes, Oct. 18th, 1993

Dear Sirs,

RE: TERM LOAN, OVERDRAFT FACILITY AND BRIDGE LOAN FACILITY

We refer to letter from Vie de France Corp. dated October 1st, 1993. As requested, please find below a revised, consolidated offer for the above mentioned facilities. The offer is basically a consolidation of our previous commitment letters, with the introduction of certain new conditions for the bridge loan facility.

1.  TERM LOAN

Borrower                           Vie de France Norway AS

Lender:                            Den norske Bank AS

Amount:                            NOK 2,500,000 or the equivalent in USD.

Purpose:                           The purpose of the facility is to provide working capital
                                   pertaining to the operations of a new sous vide plant at
                                   Hjelmeland.

Interest:                          NOK interest rate

                                   P.t. 8,5 % p.a. payable quarterly in arrears.

                                   The interest rate will be adjusted according to the banks'
                                   funding cost at any time.

                                   USD interest rate

                                   Libor as quoted by the Lender for the actual interest period for USD plus a margin of p.t. 2 % p.a., payable at the end of each interest period.  Interest periods of 3 and 6 months are available.

Repayment                         The loan shall be redeemed over 5 years in equal semi-annual consecutive instalments, commencing 12 months from the date of drawdown.

Prepayment:                       The loan may be prepaid in part or in full on any interest term date, provided a written notice is given to the bank 14 days prior to the interest due date.  No prepayment fee will be charged.

Up front fee:                     NOK 5,000 payable on date of acceptance.

Applicable law:                   The facility shall be construed and governed according to the laws of the Kingdom of Norway.

2.  MULTI CURRENCY OVERDRAFT
    FACILITY

Facility:                         Multi currency overdraft facility

Borrower:                         Vie de France Norway AS

Lender:                           Den norske Bank AS

Purpose:                          The purpose of the facility is to provide working capital
                                  pertaining to the operations of a new sous vide plant at
                                  Hjelmeland.

Limit:                            The equivalent of USD 1 Mio. to be fixed in NOK.

Availability:                     Drawings under the facility are to be subject to a
                                  borrowing base, limiting total drawings to the following:
                                  70 % of eligible accounts receivable from Vie de France Corp.,
                                  i.e. receivables not exceeding 30 days from invoice date, and
                                  70 % of inventories pertaining to orders from said parent company,
                                  and
                                  100 % of accounts receivable secured by satisfactory letter of credit or bank guarantee, and
                                  60 % of other receivables not exceeding 60 days from invoice date and 50 % of other marketable inventories.

                                  Drawings under the multi currency facility are available in various currencies.  The sum of drawings and deposits on accounts included in the multi currency facility, converted on a daily basis to NOK, is not permitted to exceed the Limit.

                                  Drawings in each single currency is to be within the Limit.

Interest:                         A.  Foreign currencies

                                  Debit interest rate

                                  DnB base rate for the relevant currency plus a marging of 2 % p.a.
                                  The base rate is fixed daily on the basis of overnight or tomorrow/
                                  next cost of money for the relevant currency.

                                  Our base rate for USD drawings is currently 3,1875 % p.a.

                                  Credit interest rate

                                  DnB base rate for the relevant currency less a margin of 0,625 % p.a.

                                  Our base rate for USD deposits is currently 2,875 % p.a.

                                  B.  NOK

                                  Debit interest rate

                                  P.t. 8,5 % p.a., corresponding to approximately DnB's funding cost plus 2 % p.a. margin.

                                  Credit interest rate

                                  P.t. 5 % p.a.

                                  Accrued debit and credit interest to be payable quarterly in arrears.

Commitment fee:                   P.t. 0,125 % of Limit, calculated and payable quarterly in arrears.

Up front fee:                     NOK 8.000,- payable up front on date of acceptance.

Annual account fee:               NOK 2.000,- annually per account included in the multi currency overdraft facility.

Law:                              The facility will be construed and governed according to the laws of the Kingdom of Norway.


3.  BRIDGE LOAN FACILITY

Borrower:                         Vie de France Norway AS.

Lender:                           Den norske Bank AS.

                                      -4-

Limit:                            NOK 3,360,000.

Purpose:                          Bridge financing of production equipment at new sous vide plant in Hjelmeland.  The bridge loan facility is to be converted by a term loan and a grant from SND totalling NOK 3,360,000, according to commitment letter from SND dated August 20th 1993.

Interest:                         P.t. 9 % p.a. payable quarterly in arrears or at conversion.

Commitment fee:                   P.t. 0,125 % payable quarterly in arrears.

Up front fee:                     NOK 6,000,-.

Availability:                     The facility is available for drawings pertaining to actual payments of investment expenses up to and including 31st May
                                  1994. Drawings will be made available on a bridge loan account, similar to an overdraft facility.

Law:                              The facility will be construed and governed according to the laws of the Kingdom of Norway.

4.  TERMS AND CONDITIONS APPLICABLE TO BOTH TERM LOAN, MULTI
    CURRENCY OVERDRAFT FACILITY AND BRIDGE LOAN FACILITY

Collateral:                       1.  priority mortgage over the Borrower's accounts receivable
                                  (factoringpant).

                                  1.  priority mortgage over the Borrower's inventories
                                  (varelagerpant).

                                  1st. priority mortgage over Borrower's rental right(s), machinery and equipment etc. (leierett med driftstilbehor) with a face value of NOK 2,500,000,

                                  2nd. priority mortgage over Borrower's rental right(s), machinery and equipment etc. (leierett med driftstilberhor) with a face value of NOK 3,360,000 to be released in favour of SND on conversion of the bridge loan facility.

                                  Charges pertaining to the registration of security documents, are payable by the Borrower.

Affirmative covenants:            Borrower is to furnish the Lender with:

                                  -    Quarterly financial reports within one month from the end of each fiscal quarter and annual reports with 3 months from the end of the fiscal year.

                                  -    Monthly statements specifying accounts receivable by age, within seven business days from the end of each month.

                                  -    Monthly inventory list specified according to Lender's requirements within seven business days from the end of each month..

                                  -    Quarterly form 10-Q financial reports and annual reports
                                       for Vie de France Corp. at the request of the Lender.

                                  -    Other such financial information as the Lender may reasonably require.

                                  -    Copies of agreements with suppliers of salmon evidencing the supply of salmon in required quantities at stable prices.

                                  -    Evidence of satisfactory financial condition of the ultimate supplier(s) of sliced salmon (Ryfisk or others).

                                  -    Documentation, evidencing total finacing commitments available to
                                       Borrower being not less than scheduled investments.

Negative covenants:                Borrower's capital, defined as subordinated loans and shareholders' equity, shall be minimum 30 % of total assets at any time.

                                   Borrower's ratio between current assets and short term liabilities shall be min. 1,3 at any time.

                                   Redemption of subordinated loans to the Borrower is subject to the consent of the Lender.

                                   Equity of Vie de France Corp. shall equal minimum 40 % of total assets at any time.

                                   The ratio between current assets and short term liabilities of Vie de
                                   France Corp. to be min 1,7 at any time.

                                   Undertaking by Vie de France Corp. to waive any possible rights to off set debt payable to Borrower against subordinated loans to Borrower.

                                   Guarantee from Vie de France Corp., USA acceptable to Lender, stating that Vie de France Corp. undertakes in the event of default by Borrower, to purchase, at 55 % of costprice, the following machinery from Vie de
                                   France Norway AS or the lender as the case may be: Cooker, multivacs incl.
                                   printer, labeling equipment and searing machine with an estimated value of approx. USD 775,000.  Vie de France

                                  Corp's said undertaking shall, however, be limited to the balance of the prevailing term loan.

                                  Guarantee from Vie de France Corp. acceptable to Lender, to the effect that all orders placed by Vie de France Corp. with Vie de
                                  France Norway AS, in the event of default by the Borrower, will be paid to beneficiary at contract price.

                                  Guarantee by Vie de France Corp. acceptable to Lender, whereby said company undertakes to purchase, in the event of default by the
                                  Borrower, the portion of Borrower's inventories intended for other customers than Vie de France Corp., at 70 % of book value.

                                  Drawings under the bridge loan facility are subject to sufficient documentation evidencing compliance with all terms and conditions regarding the term loan and grant, as set out by SND.

                                  Acceptance from SND for each drawing under the bridge loan facility, or,

                                  guarantee from Vie de France Corp., acceptable to Lender, securing any outstandings under the bridge loan facility up to the date of conversion of the bridge loan facility.

                                  Borrower's equity/subordinated loan capital has to be fully paid and utilized before drawings under the bridge loan facility is made available.
                                  According to the financing scheme for Borrower, the equity/subordinated loan capital is to be minimum USD 750,000, equivalent of approximately
                                  NOK 5 Mio.

Conditions precedent:             The above mentioned facilities and term loan are made available to
                                  Borrower conditionally upon the receipt by Lender of the following documents duly signed by authorized officer(s) of the relevant company:

                                  -    Acceptance of this offer duly signed on copy of this letter by the Borrower's board of directors.
                                  -    Multi currency overdraft facility agreement
                                  -    Term loan agreement
                                  -    Security documents
                                  -    Undertakings and guarantees from Vie de France according to covenants above.
                                  -    Acceptable legal opinion regarding guarantees and undertakings issued by Vie de France Corp. Expenses for such legal opinion to be payable by the Borrower.

                                  In addition, documentation of the compliance with other
                                  covenants are required before overdraft facility or term loan are made available.

Events of default:                Standard default clauses including breach of covenants.

This offer is valid and open for acceptance for two months from the date of this letter.

If higher activity than anticipated at a later stage should increase the need for working capital, we are prepared to discuss the possibility of increasing the the multi currency facility.

We hope the above offer will prove satisfactory to you and look forward to hearing from you.


Yours sincerely
for Den norske Bank AS

/s/ TERJE LIND                                    /s/ TORGEIR JOHANNESSEN
--------------                                    -----------------------
Terje Lind                                        Torgeir Johannessen

                                                  We hereby accept the terms and
                                                  conditions attached to the
                                                  term loan, the overdraft
                                                  facility and the bridge loan
                                                  facility according to this
                                                  letter.

                                                  Place:        Dated: 12/17/93

                                                   /s/ WILLIAM N. PEACHEY
                                                   /s/ HAAKON LUNDE
                                                   /s/ INGVALD SVANDAL
                                                   -----------------------------
                                                   Vie de France Norway AS

Vie de France Norway AS                            [DEN NORSKE BANK LETTERHEAD]
Borehaugen 1                                       FINANSSENTER
                                                   Langgt. 1
                                                   Postboks 525, 4004

4004  Stavanger                                    4301  Sandnes

Att.:  Haakon Lunde




Our ref.:  brvdfntj.lls                      Sandnes, Nov. 18., 1993

Dear Sirs,

RE:  OUR OFFER LETTER DATED OCTOBER 18, 1993 FOR CREDIT FACILITIES - AMENDMENTS

We refer to our above mentioned letter and to your request for amendments of terms and conditions in said letter. We are pleased to offer you the following amendments:

1.  Term Loan availability

The Term Loan is made available for drawdown when the planned production machinery at the production plant in Hjelmeland has been installed and production of sous vide salmon at the plant has started, provided that other terms and conditions for the facilities have been complied with.

2.  Extension of the Bridge Loan Facility

The Bridge Loan Facility is extended from May 31, 1994 to September 30, 1994 due to change in equipment requirements and later date of upstart of production than previously expected.

3. Negative covenant regarding guarantee from parent company for buy back of machinery.

Last line in last paragraph on page 5, regarding guarantee of 55 % cost price, is amended to read: "with an estimated cost price of USD 775,000".

4. Negative covenant regarding equity/subordinated loan utilization.

The condition in paragraph 13 under negative covenants, page 6, 1st sentence is changed to read: " Borrower's equity/subordinated loan capital has to be fully paid in, and minimum 90 % of the paid in equity/subordinated loan has to be utilized, before the Bridge Loan Facility is made available for drawings."

5. Commitment fee for Overdraft Facility and Bridge Loan Facility

The fees begin to accrue as of the actual signing date of the loan agreements.

We hope the above amendments are satisfactory to you


Yours sincerely
for Den norske bank AS


/s/ TERJE LIND                                      /s/ TORGEIR JOHANNESSEN
---------------                                     -----------------------
Terje Lind                                              Torgeir Johannessen



                          We hereby accept the above amendments of our offer letter dated October 18, 1993.

                               Place:  McLean Virginia         Date June 9, 1994


                                                     /SIG/
                                                 ----------------------------
                                                 Vie de France Norway AS

[FIRST UNION LOGO]


                      SWIFT TELEX MESSAGE FROM FIRST UNION
                          NATIONAL BANK TO DEN NORSKE
                                      BANK
                                  PAGE 1 of 2



{1:F01FUNBUS33AINT0000000000} {2:I700ONBANOKKXXXXN2000){4:
?????/1
????:IRREVOCABLE
:20:S055419
:31C:950803
:31D:960201FRANCE
:50:VIE DE FRANCE-CORP.
85 S  BRAGG STREET, SUITE 600
ALEXANDRIA, VA  22312
:59:DEN NORSKE BANK
ATTN  TERJE LIND AND
TORGEIR JOHANNESSEN
DSLO  NORWAY
:32B:USD600000
:41A:FUNBUS3V
BY PAYMENT
:42C:AT SIGHT
:42D:FUNBUS3V
:43P:PARTIAL SHIPMENTS ARE PROHIBITED
:43T:TRANSHIPMENTS ARE PROHIBITED
:46A:BENEFICIARY'S STATEMENT SIGNED BY EITHER TERJE LIND OR TORGEIR JOHANNESSEN STATING QUOTE VIE DE FRANCE NORWAY AS AND OR VIE DE FRANCE CORPORATION IS IN DEFAULT UNDER THE TERMS OF THE OVERDRAFT FACILITY BY AND BETWEEN VIE DE
FRANCE NORWAY AS AND DEN NORSKE BANKE, DATED OCTOBER 18, 1993 AND THAT ALL APPLICABLE CURE PERIODS HAVE ELAPSED WITHOUT CURE OF THE DEFAULT(S).




:49:WITHOUT
:78:WE WILL HONOR YOUR REIMBURSEMENT INSTRUCTIONS UPON OUR RECEIPT OF DOCUMENTS IN ORDER
:72:SUBJECT TO UCP 500.  ISSUED BY FUNB VA AND TRANSMITTED WITH FUNB
NC.  ALL DOCS TO BE SENT TO FUNB VA 2 FIRST UNION CENTER, 301 S. TRYON ST.
T-7, CHARLOTTE, NC 28288-0742 IN ONE MAILING VIA COURIER.
-}

[FIRST UNION LOGO]


                      SWIFT TELEX MESSAGE FROM FIRST UNION
                          NATIONAL BANK TO DEN NORSKE
                                      BANK
                                  PAGE 2 of 2




S.W.I.F.T. MESSAGE FOR LETTER OF CREDIT - S055419                      08/10/95


{1:F01FUNBUS33AINT0000000000} {2:I799ONBANOKKXXXX   000} {4:
:20:S055419
:79:WE HEREBY AMEND OUR ABOVE REFERENCED LETCREDIT
AS FOLLOWS:
1.  EXPIRY; ITEM 31:  PLACE OF DOCUMENT PRESENTATION
IS FIRST UNION NATIONAL BANK OF VIRGINIA LOCATED
AT 301 SOUTH TRYON STREET, INTERNATIONAL T7,
CHARLOTTE, NC 28288-0742.  LETTER OF CREDIT EXPIRES
ON 01FEB96 IN U.S.A.
2.  PARTIAL SHIPMENTS, ITEM 43P AND TRANSSHIPMENT,
ITEM 43T ARE DELETED
3.  PARTIAL DRAWINGS ARE ALLOWED UNDER THIS CREDIT
4.  ITEM 72 DELETED AND RESTATED AS FOLLOWS:
THIS LETTER OF CREDIT IS ISSUED BY FIRST UNION
NATIONAL BANK OF VIRGINIA BUT IS TRANSMITTED VIA
AUTHENTICATED SWIFT TO YOU BY FIRST UNION NATIONAL
BANK OF NORTH CAROLINA.  DOCUMENTS ARE TO BE SENT
TO FIRST UNION NATIONAL BANK OF VIRGINIA LOCATED
AT 301 SOUTH TRYON STREET, INTERNATIONAL T7,
CHARLOTTE, NC 28288-0742.
PLEASE BE ADVISED THAT ALL TRANSMISSIONS VIA
AUTHENTICATED SWIFT COME FROM FIRST UNION
NATIONAL BANK OF NORTH CAROLINA (FUNBUS33INT)
BEST REGARDS,
G:ADAMS
-}